Exhibit 99.1

athenahealth, Inc. Reports Third Quarter 2008 Results

  35% Revenue Growth Over Third Quarter of 2007
  Non-GAAP Adjusted Net Income of $4.8 Million or $0.14 Per Diluted Share
  59% Adjusted Gross Margin and 17% Adjusted EBITDA Margin

WATERTOWN, Mass.--(BUSINESS WIRE)--November 6, 2008--athenahealth, Inc. (Nasdaq: ATHN), a leading provider of internet-based business services for physician practices, today announced financial results for the third quarter of 2008. The Company will conduct a conference call on Friday, November 7, 2008, at 8:30 a.m. Eastern Time to discuss its financial results.

Total revenue for the three months ended September 30, 2008, was $35.4 million, compared to $26.2 million for the same period last year, an increase of 35%.

"The third quarter was athenahealth’s strongest quarter to date as a public company; we added a record number of net new physicians and providers to our network, including the providers of MinuteClinic," said Jonathan Bush, Chairman and Chief Executive Officer of athenahealth. “These implementations reflect the appeal of our service offering and the outstanding work of our operations teams.”

For the three months ended September 30, 2008, the Company's Non-GAAP Adjusted EBITDA grew to $6.1 million, compared to a Non-GAAP Adjusted EBITDA of $4.2 million for the same period last year. Non-GAAP Adjusted Net Income was $4.8 million, compared to a Non-GAAP Adjusted Net Income of $2.1 million in the same period last year. GAAP net income for the quarter was $3.7 million, compared to a GAAP net income of $0.5 million in the same period last year.

“The company continues to perform very well financially,” said Carl Byers, Chief Financial Officer. “Our growth rate is strong and our margins continue to expand even as we make increased investments, including substantial commission expense in the quarter related to growth.”

Key metrics and milestones in the third quarter of 2008 included the following:

  $932 million in collections posted to client accounts in the third quarter of 2008, compared to $704 million in the same quarter of 2007
  11,967 active physicians live in the third quarter of 2008, compared to 8,978 in the same quarter of last year
  17,297 active medical providers live in third quarter of 2008, compared to 11,510 in the same quarter of last year
  In the third quarter of 2008 there were 549 active medical providers using athenaClinicalsSM, of which 400 were physicians

As of September 30, 2008, the Company had cash, cash equivalents, and short-term investments of $78.5 million and short- and long-term debt of $8.5 million.

A reconciliation of the Company's financial results determined in accordance with United States generally accepted accounting principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Explanation of Non-GAAP Financial Measures."

Conference Call Information

To participate in athenahealth’s live conference call and webcast, dial 877-874-1589 (719-325-4835 for international calls) or visit the investors section of the Company’s web site: http://www.athenahealth.com. A replay of the conference call will be available via the website or by calling 888-203-1112 (719-457-0820 for international calls) and using Passcode Number: 3841189.

About athenahealth

athenahealth is a leading provider of internet-based business services for physician practices. The Company's service offerings are based on proprietary web-native practice management and electronic medical record (EMR) software, a continuously updated payer knowledge-base and integrated back-office service operations. For more information visit http://www.athenahealth.com or call 888-652-8200.

Explanation of Non-GAAP Financial Measures

athenahealth management believes that in order to properly understand the Company's short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP (Generally Accepted Accounting Principles). These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported a non-GAAP financial measure it refers to as "adjusted EBITDA," which the Company defines as GAAP net income (loss) before provision for income taxes, net interest (income) expense, other (income) expense, depreciation and amortization, and stock-based compensation expense. The Company has also reported in this press release a non-GAAP financial measure it refers to as "adjusted net income (loss)," which the Company defines as GAAP net income (loss) before other (income) expense and stock-based compensation expense. The Company reports a non-GAAP financial measure it refers to as "adjusted gross margin," which the Company defines as total revenue less direct operating expense plus stock-based compensation expense allocated to direct operating expense, all divided by total revenue. These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.

Management believes that "adjusted EBITDA," "adjusted net income (loss)," and "adjusted gross margin" provide useful information to investors about the Company's performance because they eliminate the effects of period-to-period changes in costs associated with capital investments, net income from interest on the Company's cash, cash equivalents and short-term investments, stock-based compensation expense, and similar expenses that are not directly attributable to the underlying performance of the Company's business operations. Management uses "adjusted EBITDA," "adjusted net income (loss)," and "adjusted gross margin" in evaluating the overall performance of the Company's business operations and believes that these performance measures provide useful information to investors.

With respect to stock-based compensation expense, the Company advises investors that it adopted FASB Statement No. 123R, Share-Based Payments (“FAS 123R”), effective January 1, 2006, which requires that share-based payments, including employee stock options, be measured at their fair value and recorded as compensation expense in the Company's financial statements. Prior to the adoption of FAS 123R, the Company was required to record stock-based compensation expense using the awards' intrinsic value, which generally resulted in no compensation expense being recorded in the financial statements. In accordance with the modified prospective method the Company used to adopt FAS 123R, the Company's financial statements for prior periods have not been restated to reflect, and do not include, changes in the method to expense share-based payments, including employee stock options, at their fair values.

Though management finds "adjusted EBITDA," "adjusted net income (loss)," and "adjusted gross margin" useful for evaluating aspects of the Company's business, its reliance on these measures is limited because excluded items can have a material effect on the Company's earnings (or losses) calculated in accordance with GAAP. Therefore, management uses "adjusted EBITDA," "adjusted net income (loss)," and "adjusted gross margin" in conjunction with GAAP net income (loss) in evaluating the overall performance of the Company's business operations. The Company believes that "adjusted EBITDA," "adjusted gross margin," and "adjusted net income (loss)" provide investors with additional tools for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have these supplemental metrics since, with reconciliations to GAAP, they may provide greater insight into the Company's financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding expectations for future financial performance, expected growth and business outlook, and the benefits of the Company's service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our history of operating losses and fluctuating operating results; our variable sales and implementation sales cycles, which may result in fluctuations in our quarterly results; risks associated with our expectations regarding our ability to maintain profitability; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our services offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; and the evolving and complex governmental and regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. athenahealth, Inc. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events, or circumstances or otherwise. For additional disclosure regarding these and other risks faced by athenahealth, Inc., see the disclosure contained in our public filings with the Securities and Exchange Commission, available on the investors section of our website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

athenahealth, Inc. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited, in thousands, except per-share amounts)

	September	December
	30, 2008	31, 2007
Assets
Current assets:
Cash and cash equivalents	$38,929	$71,891
Short-term investments	39,617	-
Accounts receivable, net of allowance of $1,075 and $775 at
September 30, 2008 and December 31, 2007, respectively	21,015	14,155
Prepaid expenses and other current assets	2,576	2,643
Total current assets	102,137	88,689
Property and equipment - net	19,729	11,298
Restricted cash	1,848	1,713
Software development costs - net	1,588	1,851
Goodwill	4,798	-
Purchased intangibles, net	2,005	-
Other assets	379	85
Total assets	$132,484	$103,636

Liabilities, Preferred Stock & Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$1,284	$463
Accounts payable	1,636	1,048
Accrued compensation expenses	9,173	6,451
Accrued expenses	5,085	3,725
Deferred revenue	6,533	4,243
Current portion of deferred rent	1,148	1,029
Total current liabilities	24,859	16,959
Deferred rent, net of current portion	8,941	10,223
Long-term debt, net of current portion	7,213	935
Total liabilities	41,013	28,117

Stockholders' equity:
Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued or outstanding at September 30, 2008 and December 31, 2007
	-	-
Common stock, $0.01 par value; 125,000 shares authorized; 34,439 shares issued, and 33,161 shares outstanding at September 30, 2008; 33,613 shares issued, and 32,335 shares outstanding at December 31, 2007

	344	336
Additional paid-in capital	152,590	144,994
Treasury stock, at cost, 1,278 shares	(1,200)	(1,200)
Accumulated other comprehensive income	112	72
Accumulated deficit	(60,375)	(68,683)
Total stockholders' equity	91,471	75,519
Total liabilities and stockholders' equity	$132,484	$103,636

athenahealth, Inc. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited, in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Revenue:
Business services	$33,080	$24,380	$92,159	$67,648
Implementation and other	2,348	1,788	5,997	4,960
Total revenue	35,428	26,168	98,156	72,608

Expense:
Direct operating	14,932	11,732	41,795	33,900
Selling and marketing	6,275	4,329	16,308	12,643
Research and development	2,327	1,852	7,269	5,451
General and administrative	6,909	4,341	20,694	13,912
Depreciation and amortization	1,582	1,277	4,612	4,325
Total expense	32,025	23,531	90,678	70,231

Operating income	3,403	2,637	7,478	2,377

Other income (expense):
Interest income	412	142	1,517	356
Interest expense	(75)	(777)	(203)	(2,399)
Other income (expense)	38	(1,273)	87	(5,689)
Total other income (expense)	375	(1,908)	1,401	(7,732)

Income (loss) before income taxes	3,778	729	8,879	(5,355)
Income tax provision	(78)	(217)	(571)	(217)

Net income (loss)	$3,700	$512	$8,308	$(5,572)

Net income (loss) per share - Basic	$0.11	$0.06	$0.26	$(0.91)

Net income (loss) per share - Diluted	$0.11	$0.05	$0.24	$(0.91)

Weighted average shares used in computing net income (loss) per share
Basic	32,904	8,381	32,579	6,095
Diluted	34,825	10,877	34,780	6,095

Set forth below is a breakout of stock-based compensation expense for the three and nine months ended September 30, 2008 and 2007:

(unaudited, in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007

Stock-based compensation charged to:
Direct operating	$250	$43	$542	$136
Selling and marketing	341	3	989	84
Research and development	85	79	585	178
General and administrative	457	208	1,418	539
Total	$1,133	$333	$3,534	$937

Set forth below is a reconciliation of our “adjusted EBITDA” to our net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
Revenue	$35,428	$26,168	$98,156	$72,608

Net income (loss)	3,700	512	8,308	(5,572)
Provision for income taxes	78	217	571	217
Interest (income) expense, net	(337)	635	(1,314)	2,043
Other (income) expense	(38)	1,273	(87)	5,689
Amortization of purchased intangibles	22	-	22	-
Depreciation and amortization	1,582	1,277	4,612	4,325
Stock-based compensation expense	1,133	333	3,534	937

Adjusted EBITDA	$6,140	$4,247	$15,646	$7,639

Adjusted EBITDA margin	17.3%	16.2%	15.9%	10.5%

Set forth below is a reconciliation of our “adjusted net income” to our net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands, except per-share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
Net income (loss)	$3,700	$512	$8,308	$(5,572)
Other (income) expense	(38)	1,273	(87)	5,689
Stock-based compensation expense	1,133	333	3,534	937

Adjusted net income	$4,795	$2,118	$11,755	$1,054

Weighted average shares - diluted	34,825	10,877	34,780	6,095

Adjusted net income per share - diluted	$0.14	$0.19	$0.34	$0.17

Set forth below is a presentation of our “adjusted gross margin”:

(unaudited, in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
Total revenue	$35,428	$26,168	$98,156	$72,608
Direct operating expense	14,932	11,732	41,795	33,900
Total revenue less direct
operating expense	20,496	14,436	56,361	38,708
Stock-based compensation expense
allocated to direct operating expense	250	43	542	136

Adjusted gross profit	$20,746	$14,479	$56,903	$38,844

Adjusted gross margin	58.6%	55.3%	58.0%	53.5%

CONTACT:
athenahealth, Inc.
John Hallock (Media), 617-402-1428
Director, Corporate Communications
media@athenahealth.com
or
Jennifer Heizer (Investors), 617-402-1322
Senior Manager, Investor Relations
investorrelations@athenahealth.com